UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 13, 2003

Reading International, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada (State or Other Jurisdiction of Incorporation)	1-8625 (Commission File Number)	95-3885184 (IRS Employer Identification No.)

550 S. Hope Street, Suite 1825, Los Angeles, California (Address of Principal Executive Offices)		90071 (Zip Code)

Registrant’s telephone number, including area code (213) 235-2240

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT 99.1

Item 7. Financial Statements and Exhibits.

(c) The following exhibits are included with this report:

99.1. Reading International, Inc. earnings press release dated May 13, 2003

Item 12. Results of Operations and Financial Condition.

          On May 13, 2003, Reading International, Inc. issued a press release announcing its consolidated financial results for its first quarter ended March 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this current report and is incorporated herein by reference. The press release is being furnished pursuant to Item 12 of Form 8-K as directed by the Commission in Release No. 34-47583.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

READING INTERNATIONAL, INC.

Date: August 7, 2003	By:	/s/ Andrzej Matyczynski

	Name: Title:	Andrzej Matyczynski Chief Financial Officer